UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2010

LIGHTYEAR NETWORK SOLUTIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-32451	91-1829866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1901 Eastpoint Parkway
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

502-244-6666
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2010, Lightyear Network Solutions, LLC (“Lightyear”), the wholly owned subsidiary of Lightyear Network Solutions, Inc. (the “Company”) entered into a Modification of Note (the “Modification”) amending the $1,000,000 secured promissory note (the "Note") with First Savings Bank, F.S.B. (the “Bank”), of Clarksville, Indiana that was originally reported on the Company’s Current Report on Form 8-K dated March 17, 2010 and included as Exhibit 10.1 thereto. The Modification is effective as of, and relates back to, March 17, 2010.

Under the Modification, the section of the Note entitled “Payment Schedule” was revised to state that, beginning no later than October 30, 2010, Lightyear must apply as payments of the principal balance of the Note, fifty percent (50%) of all net proceeds, if any, in excess of $1,000,000 and up to $2,000,000 from the sale of equity securities of the Company, unless and until the outstanding principal balance of the Note is paid in full.  Before the Modification, this requirement began as of March 17, 2010.

J. Sherman Henderson III and Ronald L. Carmicle, both directors of the Company, consented to the Modification as guarantors on the Note.

The foregoing description of the Modification does not purport to be complete and is qualified in its entirety by reference to the Modification, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On July 30, 2010, the Company sold an aggregate of 225.425 unregistered units (each, a “Unit”).  Each Unit sold for a price of $4,000.00 for aggregate gross proceeds of $901,700.

Each Unit consists of:

•	1,000 shares of Common Stock, $0.001 par value;

•	500 warrants (the “Fixed Warrants”), which are currently exercisable, to purchase one share of Common Stock at an exercise price of $4.00 per share (subject to adjustments);

•
2,000 warrants (the “Milestone Warrants”), which become exercisable only as set forth below, to purchase one share of Common Stock at an exercise price of $0.01 per share (subject to adjustments); and,

•
Up to 600 additional warrants (the “Additional Warrants”) to purchase one share of Common Stock at an exercise price of $0.01 per share, subject to a holding requirement of shares purchased in the Offering.

The Fixed Warrants and the Milestone Warrants have terms of five and three years, respectively.

Fixed Warrants are exercisable at any time before their expiration and are subject to mandatory exercise or redemption on the occurrence of certain conditions.

The Milestone Warrants become exercisable only if the Company fails to achieve certain milestone conditions relating to strategic, acquisition, financial and governance issues (each a “Milestone,” and collectively, the “Milestones”). If the Company fails to meet a particular Milestone, the Milestone Warrant becomes immediately exercisable with respect to the number of shares associated with that Milestone. If the Company meets a particular Milestone, then the Milestone Warrant will not be exercisable with respect to the shares associated with that Milestone.

At the end of each calendar quarter following the purchase of the Units, the Company will issue to the original purchaser of Units an Additional Warrant to purchase thirty (30) shares of Common Stock for every one thousand (1,000) shares of Common Stock held by that original purchaser (subject to proration) at an exercise price of $0.01 per warrant share.  The right to Additional Warrants terminates five years from the date of the original issuance of the Common Stock, or upon the transfer of the originally issued Common Stock by the purchaser. Other than the exercise price, the Additional Warrants contain substantially the same terms as the Fixed Warrants.

The Company has engaged members of the Financial Industry Regulatory Authority, Inc. as selling agents in connection with the sale of Units. In connection with the sale of Units, the Company paid selling agents aggregate placement fees of $108,204, aggregate financial advisory fees of $50,000, and aggregate expense reimbursement of $18,034, and the Company has also agreed to issue aggregate selling agent warrants to purchase shares of Common Stock equal to 10% of the shares of Common Stock issued to investors (including for this purpose the number of shares of Common Stock underlying the warrants, to the extent that such warrants are exercisable by the investors) at an exercise price of $4.00 per share. The warrants to be issued to selling agents contain substantially the same terms as the Fixed Warrants.

The Company entered into a registration rights agreement (the “Registration Rights Agreement”) with each of the investors purchasing Units.  Subject to certain limitations and conditions, under the Registration Rights Agreement, the Company is required to file a registration statement relating to the resale of (i) the shares of Common Stock sold and (ii) the shares of Common Stock underlying each Fixed Warrant and each Milestone Warrant.

The securities referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the securities were issued (each such person, an “Investor”) confirmed to the Company that it is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial, tax and business matters, and, in particular, investment in securities, so as to enable it to utilize the information made available to it in connection with the sale to evaluate the merits and risks of an investment in the securities and the Company and to make an informed investment decision with respect thereto, (b) there was no public offering or general solicitation with respect to the offering of the Units, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired solely for the Investor’s own account for investment only and that none of the securities may be sold, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

The foregoing description is qualified in its entirety by reference to the full text of the form of Subscription Agreement, the form of Fixed Warrant, and the form of Milestone Warrant, each of which is an exhibit to this Current Report on Form 8-K,  as incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of Subscription Agreement, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 1, 2010.

4.2	Form of Fixed Warrant, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on July 1, 2010.

4.3	Form of Milestone Warrant, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on July 1, 2010.

10.1	Modification of Note, executed August 3, 2010, but effective as of March 17, 2010, by and between Lightyear Network Solutions, LLC and First Savings Bank, F.S.B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTYEAR NETWORK SOLUTIONS, INC.

Date: August 5, 2010	By:	/s/ J. Sherman Henderson III
J. Sherman Henderson III
Chief Executive Officer